Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of UP FINTECH HOLDING LIMITED (the “Company”) on Form 20-F for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Fei Zeng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2020
	By:	/s/ John Fei Zeng
Name: John Fei Zeng
Title: Chief Financial Officer